UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 26, 2018

Hostess Brands, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-37540	47-4168492
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 East Armour Boulevard, Kansas City, Missouri		64111
(Address of principal executive offices)		(Zip Code)
(816) 701-4600
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to section 13(a) of the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement.

Buyout and Amendment Agreement

On January 26, 2018 (the “Effective Date”) Hostess Brands, Inc. (“the Company”) entered into a Buyout and Amendment Agreement (the “Buyout Agreement” and the transactions contemplated thereby, the “Buyout”) by and among the Company, Hostess CDM Co-Invest, LLC, a Delaware series limited liability company, and each series thereof (collectively, “Hostess CDM Co-Invest”), CDM Hostess Class C, LLC, a Delaware limited liability company, and each series thereof (collectively, “CDM Hostess”), C. Dean Metropoulos (“CDM”), CDM HB Holdings, LLC, a Delaware limited liability company (“CDM HB Holdings” and, together with Hostess CDM Co-Invest, CDM Hostess and CDM, the “CDM Holders”), and AP Hostess Holdings, L.P., a Delaware limited partnership, which is an affiliate of Apollo Global Management, LLC, (“AP Hostess LP” and together with the Company and the CDM Holders, the “Parties”) relating to that certain Tax Receivable Agreement (the “Tax Receivable Agreement”) dated as of November 4, 2016, by and among the Parties. The Tax Receivable Agreement was filed by the Company as an exhibit to its Annual Report on Form 10-K for the year ended December 31, 2016 and is incorporated herein by reference.
The Tax Receivable Agreement generally provides for payments by the Company to the CDM Holders and to AP Hostess LP of specified portions of the net cash savings, if any, in U.S. federal, state and local income tax that the Company actually realizes (or is deemed to realize in certain circumstances) following any exchange of Class B Units of Hostess Holdings, L.P. for shares of the Company’s Class A Stock or the cash equivalent thereof.
On April 10, 2017, AP Hostess LP and the CDM Holders entered into that certain Letter Agreement Regarding Tax Receivable Agreement (the “Letter Agreement”), pursuant to which AP Hostess LP assigned to the CDM Holders a portion of its rights under the Tax Receivable Agreement.
The Buyout Agreement terminates all future payments payable to AP Hostess LP under the Tax Receivable Agreement (the “Future Payments”) in exchange for a payment of $34,000,000 (the “Buyout Payment”), which was made by the Company to AP Hostess LP on January 26, 2018. The Buyout Agreement does not affect the portion of the rights under the Tax Receivable Agreement assigned by AP Hostess LP to the CDM Holders pursuant to the Letter Agreement. In addition, the Buyout Agreement provides that if the Company enters into a definitive agreement on or before January 26, 2019 and that agreement results in a change in control (as defined in the Tax Receivable Agreement), the Company would be required to make an additional payment of $10,000,000 to AP Hostess LP (the “COC Payment”). Further, the Buyout Agreement amends the Tax Receivable Agreement such that AP Hostess LP shall no longer be deemed a party to the Tax Receivable Agreement, except with respect to the COC Payment, and certain reporting and confidentiality obligations.
The foregoing description of the Buyout Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Buyout Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
Item 7.01. Regulation FD Disclosure

The Company believes that the Buyout Payment is at a material discount to the current, undiscounted balance sheet liability for the Future Payments, which would have increased in value as additional Class B Units of Hostess Holdings, L.P. are exchanged. The Company will fund the Buyout Payment with cash on hand and expects to recognize a non-cash pretax gain within operating income during the first quarter of 2018 with respect to the Buyout. The Company also believes that this Buyout is an efficient use of cash and not detrimental to its liquidity position or potential future uses of cash including funding acquisitions, optional debt repayments or opportunistically simplifying its equity structure.

Prior to the Buyout, the Company anticipated making its first payment under the Tax Receivable Agreement of between $14 million and $15 million in 2018. As a result of the Buyout, the first estimated payment will be reduced to between $8 million and $9 million. A summary of expected payments under the Tax Receivable Agreement is updated to reflect the Buyout and the impact of recent changes to federal tax law (“Tax Reform”) as follows:

(In millions)	Estimated Cash Payments
2018	$8.0 - $9.0
2019	4.0 - 5.0
2020	4.0 - 5.0
2021	4.0 - 5.0
Thereafter	57.0 - 58.0
Total estimated payments	$77.0 - $82.0

The Company expects to provide further detail related to the expected impact of both the Buyout and Tax Reform on its financial results and cash flows with its release of fourth quarter and full year 2017 financial information.
Forward Looking Statements

This Current Report on Form 8-K contains statements reflecting our views about our future performance that constitute "forward-looking statements" within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, that involve substantial risks and uncertainties. Statements that constitute forward-looking statements are generally identified through the inclusion of words such as “believes,” “expects,” “intends,” “estimates,” “projects,” “anticipates,” “will,” “plan,” “may,” “should,” or similar language. Statements addressing our future operating performance and statements addressing events and developments that we expect or anticipate will occur are also considered as forward-looking statements. All forward‑looking statements included herein are made only as of the date hereof. These statements inherently involve risks and uncertainties that could cause actual results to differ materially from those anticipated in such forward-looking statements. It is routine for the Company’s internal projections and expectations to change throughout the year, and any forward-looking statements based upon these projections or expectations may change prior to the end of the next quarter or year. Readers are cautioned not to place undue reliance on any such forward-looking statements. The Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

10.1
Buyout and Amendment Agreement, dated as of January 26, 2018, by and among the Company, Hostess CDM Co-Invest, LLC and each series thereof, CDM Hostess Class C, LLC, and each series thereof , C. Dean Metropoulos, CDM HB Holdings, LLC, and AP Hostess Holdings, L.P.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOSTESS BRANDS, INC.

Date: January 26, 2018	By:	/s/ Thomas Peterson
	Name:	Thomas Peterson
	Title:	Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Document
10.1
Buyout and Amendment Agreement, dated as of January 26, 2018, by and among the Company, Hostess CDM Co-Invest, LLC and each series thereof, CDM Hostess Class C, LLC, and each series thereof , C. Dean Metropoulos, CDM HB Holdings, LLC, and AP Hostess Holdings, L.P.